NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2019

LONE STAR GOLD, INC.

(Exact name of registrant as specified in its charter)

           Nevada

(State or Other Jurisdiction of Incorporation)

000-54509                    45-2570851

(Commission File Number)     (IRS Employer Identification No)

202311 Chartwell Ctr.  Dr. Ste1469, Cornelius, NC              28031

(Address of Principal Executive Offices)     (Zip Code)

             (704) 790 9799

(Registrant’s telephone number, including area code)

                  N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 14, 2019 the Company borrowed $50,000 from an unrelated third party.  The loan is unsecured, bears interest at 8% per year, and is due and payable on September 14, 2019.  At the option of the note holder, the note may at any time be converted into shares of the Company’s common stock.  The number of shares to be issued upon conversion will be determined by dividing the amount to be converted by 60% of the average of the three lowest closing prices of the Company’s common stock during the ten trading days immediately preceding the conversion date.  If at any time prior to July 14, 2020 the Company sells or issues any shares of its common stock at a price below $1.20 per share the Company will issue such number of additional shares of its common stock to the note holder as determined by the following:

A

B = C

A

$1.20 = D

C – D = Number of additional shares to be issued to the note holder

Where:

A = The principal amount of the note previously converted by the note holder.

B = The price per share at which the Company’s common stock was sold or issued.

On March 15, 2019 the note holder converted the note into 67,750 restricted shares of the Company’s common stock.

In connection with the issuance of the note and shares referenced to above the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The holder of the note was a sophisticated investor and was provided full information regarding the Company’s business and operations. There was no general solicitation in connection with the issuance of the note or shares. No commission was paid to any person in connection with this transaction.

Item 3.02.

Unregistered Sales of Equity Securities.

See Item 2.03 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2019

LONE STAR GOLD, INC.

By: s/s William Alessi

      William Alessi

      Chief Executive Officer

Lone Star Form 8-K 2.03 50K Note 3-15-19

3